                                                                               S

                                                                             / /
                                                                     AIM EASTERN
                                                                     EUROPE FUND
                                                            FORMERLY G.T. GLOBAL
                                                             EASTERN EUROPE FUND

                                                                             / /
                                                               SEMIANNUAL REPORT
                                                                  APRIL 30, 1998

                                                                     INVEST WITH
                                                                  DISCIPLINE-SM-

TABLE
OF CONTENTS

Message from the
Chairmen.............          1

Report from the Fund
Managers and Key
Portfolio Holdings...          2

Financial
Statements...........         F1

Views  of the  Fund's management
described in this report are  as
of  the date  written. Portfolio
holdings and allocations are  as
of   April   30,   1998,  unless
otherwise  noted.  These  views,
portfolio holdings and
allocations   may  have  changed
subsequently.

[Photo]

SHARE REPURCHASE SUMMARY FOR AIM EASTERN EUROPE FUND

As an interval fund, the Fund is required to make annual offers to repurchase a percentage of its outstanding shares, with redemption proceeds to be paid to participating shareholders in cash. The percentage of outstanding shares that the Fund will offer to repurchase in each annual offer will be established by the Board of Trustees shortly before the commencement of the offer, but it will not be less than 5% or more than 25% of the Fund's outstanding shares.


AIM EASTERN EUROPE FUND MESSAGE FROM THE CHAIRMEN



Dear Fellow Shareholder,

We are pleased to send you this semiannual report on your Fund. In the time since you received your last report, there have been a few changes. Your Fund is now a part of The AIM Family-Registered Trademark- of Funds and has adopted the AIM name. Thanks to a vote of approval by GT Global shareholders, A I M Advisors, Inc. became the new investment advisor to the GT Global Funds, effective June 1, 1998.

We believe that you'll enjoy many advantages as a member of The AIM Family of Funds-Registered Trademark-. Most of all, you'll be part of an expanded fund family that is one of the largest and most respected in the industry.

Though the Funds are wearing a new name, your investments will continue to seek their stated objectives and receive expert, professional management. In the report that follows you'll find commentary from managers you know, with the depth of coverage you've come to expect.

Thank you for your past support of the GT Global Funds. AIM is looking forward to continuing a satisfying relationship with you and helping you reach your financial goals.

Sincerely,

/s/ William J. Guilfoyle,               /s/ Charles T. Bauer,

William J. Guilfoyle,                   Charles T. Bauer,
Chairman of the Board and President,    Chairman,
GT Global Funds                         The AIM Family of Funds-Registered
                                        Trademark-


                                          1
                                       -  -  -

INTERVIEW WITH PORTFOLIO MANAGER
BRYAN COLLINGS

Q    HOW HAS THE FUND PERFORMED?

A    During the six-month period to April 30, 1998, the AIM Eastern Europe Fund appreciated by 2.33%, based on net asset value. The share price of the Fund, as traded on the New York Stock Exchange, fell by 3.05%. The Fund has no prescribed performance benchmark as there are few comprehensive indices available, and those that are available have not yet achieved universal acceptance. Meanwhile, we think it is useful to review the performance of major regional markets over the period.

Most eastern European markets experienced significant volatility during October 1997, largely as a result of events in Asia, and negative sentiment continued during November. Russia was the worst-performing market, ending the six-month period to April 30 down 26.83% (in dollar terms based on the International Finance Company Investable (IFCI) Country Index). Given Russia's dominant market size, the poor results reduced the weighted performance of the region.

The defensive characteristics of the region, however, compared to other emerging markets, were evident in the returns of other eastern European markets: Czech Republic (-0.31%), Hungary (22.79%), and Poland (26.49%) (in dollar terms based on their respective IFCI Country Index). In addition, stock selection within the Fund provided superior returns in certain countries compared to those presented above: Czech Republic (24.26%), Hungary (16.34%), Poland (45.53%) and Russia (-9.64%). Even still, the Fund's considerable weighting in Russia was a drag on the Fund's overall performance.

IMPROVING FUNDAMENTALS
REAL GDP GROWTH

[Graph]

               1998f      1992
Poland         6.0%        2.6%

Hungary        6.5%       -3.1%

Russia         2.5%      -14.5%

Czech Rep.     1.0%       -6.4%

Source: INVESCO (NY), Inc., May 1998.


Q    WHAT COMPANIES PERFORMED WELL FOR THE FUND?

A    The following companies contributed meaningfully to performance during the period, given their respective weightings in the Fund: Matav, Elektrim, Vimpel Communications and Richter Gedeon.

Matav is a Hungarian integrated telecommunications company with operating interests in leased lines and data communication, Internet service provision and PABX, and controlling interests in two cellular phone companies. Concession agreements have guaranteed the company a regional monopoly in voice telephony until 2001. Matav is also expanding into the cable TV market.

Elektrim has become Poland's leading manufacturing conglomerate, focusing on three distinct electrical business areas: power generation equipment and engineering; cables and electrical machinery; and telecommunications.
Vimpel Communications is the largest cellular operator in Russia, providing services in the Moscow area. They have recently been granted another DCS 1800 license for Moscow (network now largely constructed) and have additional licenses in five other regions--Samara, Tver, Vladimir, Ryazan and Kaluga.

Richter Gedeon is one of Hungary's highest-quality generic pharmaceutical companies. The company has been very successful in changing its portfolio of products and has established brand names in eastern Europe and the CIS (Commonwealth of Independent States). We believe the company's distribution capability should provide a basis for sustainable market share growth despite increasing competition in the region.
                                                                CONTINUED p3

                                          2
                                       -  -  -

INTERVIEW WITH THE PORTFOLIO MANAGER  CONTINUED

Q HOW DO EASTERN EUROPEAN MARKETS COMPARE TO OTHER EMERGING MARKETS? WHAT FACTORS COULD DRIVE VOLATILITY IN THESE MARKETS?

A    A few aspects are important in this regard. First, the future of Wall
Street is important in the prospective performance of emerging markets overall.Continued concerns about the Japanese economy and the associated sale of their U.S. investments is adding to the existing cautious tone. Any significant correction in the U.S. could result in further emerging markets volatility and exacerbate a very challenging investor environment. Latin American and Asian markets, in particular, have very high correlations to the U.S. market. Eastern Europe, on the other hand, has a lower sensitivity to the U.S., largely because of its dependence on economic growth in western Europe.

Second, the Asian crisis is likely to affect eastern European markets considerably less, relative to other emerging markets, due to the lower level ofexports destined for Asia. Broadly speaking, the bulk of eastern European exports are destined to areas within Europe, and only about 5% go to Asia. Russia, however, is somewhat more vulnerable, not only because of its export exposure (about 15%), but also because of the subsequent fall in commodity prices. Most importantly, the region is generally exhibiting positive or improving economic and political fundamentals-trends we believe are likely to be reflected in sustained economic growth.

Q THE FUND'S LARGEST ASSET ALLOCATION IS IN RUSSIA. HAVE THE FUNDAMENTALS CHANGED SUFFICIENTLY TO JUSTIFY THIS EXPOSURE?

A    The Fund's October annual report highlighted the extent to which the
Russian market followed the direction of the Asian markets during the third quarter of last year. This correlation was largely a result of the negative impact of lower commodity prices on the very commodity-dependent Russian economy.

In addition, tight money growth and fiscal problems, among other issues, led to a strong reversal of funds from Russian markets. Although the Asian crisis may deteriorate further, we believe it is the status of Russian domestic issues that may provide a favorable change in market sentiment. We consider the political landscape very important since it has the potential to determine the success of economic reform.

We view the recent Russian cabinet shuffle and appointment of Sergei Kiriyenko as prime minister as a positive development and think it will accelerate the much-needed reform process. To us, it does not signal a change in the direction of reforms but, rather, emphasizes a technocratic government with an increased ability to implement reforms. Nevertheless, we believe investors are likely to wait for government progress on tax reform and fiscal discipline before committing substantial funds to the market. Thus, we maintain that further market volatility is likely to continue in the short term, despite what we see as an improving outlook.

Q FISCAL REFORM IN RUSSIA IS IMPERATIVE FROM AN ECONOMIC PERSPECTIVE, BUT IS THERE SUFFICIENT POLITICAL WILL?

A    President Yeltsin recently outlined fiscal goals for the new government, including a 1999 budget deficit limit of 3.7% of GDP, compared to the 1998 target of 4.7%. We believe the key to achieving this target, and others, will be the government's ability to collect taxes against a backdrop of lower oil prices, the associated reduction in tax revenues and huge tax arrears. Furthermore, the powerful oil and gas lobby has already convinced the government to cut the transport fees on oil exports via Transneft (the state-owned pipeline operator), thereby exacerbating the situation. The government has also considered cutting excise duties on oil, which would further reduce tax receipts. Higher yields on government stock would additionally contribute to the problem through higher interest costs.

We maintain that a cut in expenditure from budgeted levels is necessary if fiscal goals are to be achieved. Our initial view is positive. The new government comprises mainly professionals who have little or no affiliation to financial and industrial groups and appears to be substantially more implementation- oriented than the previous government. Although the new government appears more unified, we feel their relations with members of the Duma (Parliament), regions and financial-industrial groups will be a key determinant of Russia's fiscal success.
                                                                    CONTINUED p4


                                          3
                                       -  -  -

INTERVIEW WITH THE PORTFOLIO MANAGER  CONTINUED

Q    WHAT IS YOUR VIEW ON THE ENVIRONMENT IN HUNGARY?

A    The commitment of the Hungarian authorities to financial stability and economic austerity has resulted in a significant rerating of the domestic stock market. Its status as a relatively safe haven subsequent to the global equity market turbulence in October 1997 has resulted in substantial capital inflows and has driven the market to record levels. Although this was assisted by the listing of MATAV, and the high representation of blue-chip companies in the Hungarian market, we believe the predictable and favorable economic environment primarily attracted investment capital.

Our outlook for Hungary continues to be positive. We believe we are likely to see further export-led growth, a recovery in domestic demand and lower inflation in the short term. Other areas of the economy are also demonstrating positive signs resulting from the commitment to economic austerity. Meanwhile, the decline in the market during April could be attributed, in part, to nervousness prior to the May election.

Q    ARE YOU STILL CAUTIOUS ON THE CZECH MARKET?

A    We have sold off our holdings in the Czech Republic. Political uncertainty has been, and will probably continue to be, the key determinant of market direction. Both the Czech currency and stock market have exhibited nervousness in the run-up to June elections. During this period of uncertainty, a number of major stocks have been unfavorably affected since some product prices are still controlled by the government. Economically, growth is being driven by exports, and domestic demand is depressed. Moreover, while lower interest rates should provide a positive stimulus, they are unlikely to have short-term implications for company earnings that do not warrant higher valuations at this stage.

We also expect further currency pressure due to political uncertainty, lower interest rates, a rising budget deficit and expected capital outflows. Furthermore, we believe problems in the banking sector emanating from possible underprovisioning for bad debts may affect market sentiment given the substantial representation of banks in the index. Poor liquidity, in our opinion, will also continue to stifle market momentum. Overall, we do not expect relative outperformance from the Czech market, although we believe much of the pessimism has already been discounted.

Q    WHAT ARE YOUR EXPECTATIONS FOR POLAND?

A    We have been cautious on Poland for some time. Industrial earnings continue to be disappointing in relation to stock valuations. Interest rates remain high and although significant scope for a reduction exists, we believe it is unlikely to occur until weaker credit growth is evident. The strength of the currency, resulting from high real interest rates, has dampened export earnings, which has been reflected in industrial earnings.

Nevertheless, against a backdrop of solid future economic growth, declining inflation and an acceptable budget deficit, the market could experience an upturn. We will continue to invest in very selective opportunities until we see evidence of a decline in interest rates, an uptick in earnings growth and a stable current account deficit.

PROGRESS ON PRICES
ANNUAL INFLATION RATE (CONSUMER PRICE INDEX)

[Graph]

               1998f      1992
Hungary        13.0%       21.8%
Poland         15.0%       44.0%
Russia*         8.0%     2526.0%
Czech Rep.     13.5%       12.4%

Source: INVESCO (NY), Inc., May 1998.

*  Break in bar reflects change in scale.


                                          4
                                       -  -  -

GEOGRAPHIC ALLOCATION OF NET ASSETS %
APRIL 30, 1998
     Russia                        49.6
     Hungary                       32.0
     Poland                         8.7
     Ireland                        2.0
     Romania                        2.0
     Ukraine                        1.3
     Short Term & Other             4.4

A complete listing of holdings and allocations may be found in the Financial Statements section of this report.

AIM EASTERN EUROPE FUND
                                                                                                                     % of
KEY PORTFOLIO HOLDINGS(3)                                                                           Country        Net Assets
MAGYAR TAVKOZLESI RT. (MATAV) The Hungarian telecommunications company is majority owned            Hungary          14.3
by Germany's Deutsche Telekom AG and AmeriTech Corp. of the United States.

UNIFIED ENERGY SYSTEMS A state monopoly in the power utility sector, the company fully owns 35      Russia           12.4
of the largest power stations and all high voltage network-thus controlling over 85% of the domestic energy supply. Export markets include Kazakhstan, Finland and Mongolia.

LUKOIL HOLDINGS Russia's largest private oil and gas company, LUKoil holds 18% of the Russian       Russia            9.7
oil and gas extracting market and 11% of its refining market. The company's oil reserves are estimated to be the second largest in the world.

MOL MAGYAR OLAJ-ES GAZIPARI RT. The company produces crude oil, petroleum products, bitumens,       Hungary           6.5
lubricants and natural gas. MOL owns and operates three refineries, oil and gas pipelines, service stations and natural gas storage facilities.

RICHTER GEDEON RT. Manufactures pharmaceutical products which it exports to the CIS, the Baltic     Hungary           5.4
States, Poland, the U.S. and Japan.

MOSENERGO Produces and distributes electric and thermal energy. The company owns sufficient         Russia            4.4
capacity to accommodate a pickup in demand over the next two years.

ROSTELECOM Provides long-distance and international telecommunications services. The company        Russia            4.3
offers direct dial telephone service in Russia and international telecommunication services.
Rostelecom controls approximately a 95% market share in outgoing international phone calls.

VIMPEL COMMUNICATIONS Vimpel provides cellular telecommunications services in Russia                Russia            4.1
including the city of Moscow and the Moscow Region. The group operates a digital advanced mobile phone system 800 MHz cellular network in the Moscow license area, which it markets under the Bee Line trademark.

BANK SLASKI S.A. This is a commercial bank catering to companies and individuals. The bank          Poland            2.4
offers current and term accounts, grants credits and allows foreign lines of credit.

BANK ROZWOJU EKSPORTU S.A. The bank offers financial services to exporters, domestic                Poland            2.3
companies and state agencies. It also conducts operations in Poland and on the international currency market.

Source: Bloomberg, April 1998.

(3) There is no assurance the Fund will continue to hold these or any other securities mentioned in this report.


                                          5
                                       -  -  -

                            AIM EASTERN EUROPE FUND
                   (FORMERLY G.T. GLOBAL EASTERN EUROPE FUND)

                            PORTFOLIO OF INVESTMENTS

                           April 30, 1998 (Unaudited)

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)       ASSETS(A)
-------------------------------------------------------------  --------   -----------   ------------   -------------
Energy (37.4%)
  Unified Energy Systems ....................................   RUS                --             --        12.4
    ELECTRICAL & GAS UTILITIES
    Common (b)(d) ...........................................   --         26,120,000   $  8,593,480          --
    Reg S GDR (b)(d)(f) .....................................   --             88,500      2,986,875          --
  LUKoil Holding - ADR (b) ..................................   RUS           139,000      9,104,500         9.7
    OIL
  MOL Magyar Olaj - es Gazipari Rt. - Reg S GDR (b)(f) ......   HGRY          198,800      6,083,280         6.5
    OIL
  Mosenergo - ADR (b) .......................................   RUS           116,160      4,138,200         4.4
    ELECTRICAL & GAS UTILITIES
  Elektrim Spolka Akcyjna S.A. (b) ..........................   POL           150,045      2,144,131         2.3
    ENERGY SOURCES
  Surgutneftegaz - ADR (b) ..................................   RUS           255,000      1,912,500         2.1
    OIL
                                                                                        ------------
                                                                                          34,962,966
                                                                                        ------------
Services (27.9%)
  Magyar Tavkozlesi Rt. - ADR (b)(d) ........................   HGRY          452,700     13,354,650        14.3
    TELEPHONE - INTEGRATED
  Rostelecom (b)(d) .........................................   RUS         1,130,000      4,034,100         4.3
    TELEPHONE - LONG DISTANCE
  Vimpel Communications - ADR (b)(d) ........................   RUS            71,550      3,863,700         4.1
    TELECOM - OTHER
  Chelyabinsk Svyazinform (b)(d) ............................   RUS            15,000      1,057,500         1.2
    TELECOM - OTHER
  Nizhny Novgorod Sviazinform (b)(d) ........................   RUS           295,000        914,500         1.0
    TELECOM - OTHER
  Danubius Hotels and Spa Rt. (d) ...........................   HGRY           37,000        904,300         1.0
    HOTELS AND MOTELS
  Russian Telecommunication Development Corp. ...............   RUS                --             --         0.7
    TELEPHONE NETWORKS
    Non-voting (b)(c)(d)(e) .................................   --             52,600        394,500          --
    Voting (b)(c)(d)(e) .....................................   --             38,400        288,000          --
  Samara Svyazinform ........................................   RUS                --             --         0.7
    TELEPHONE - REGIONAL/LOCAL
    Preferred (b)(d)(e) .....................................   --              8,900        329,300          --
    Common (b)(d)(e) ........................................   --              4,600        326,600          --
  Kuban Electrosvyaz Preferred (b)(d) .......................   RUS            51,100        597,870         0.6
    TELECOM - OTHER
  Technoimpex (b)(c)(d)(e) ..................................   HGRY            1,400             --          --
    WHOLESALE & INTERNATIONAL TRADE
                                                                                        ------------
                                                                                          26,065,020
                                                                                        ------------
Health Care (6.8%)
  Richter Gedeon Rt. ........................................   HGRY           46,960      5,031,746         5.4
    PHARMACEUTICALS
  EGIS Rt. ..................................................   HGRY           24,822      1,294,529         1.4
    PHARMACEUTICALS
                                                                                        ------------
                                                                                           6,326,275
                                                                                        ------------

    The accompanying notes are an integral part of the financial statements.

                                       F1

                            AIM EASTERN EUROPE FUND
                   (FORMERLY G.T. GLOBAL EASTERN EUROPE FUND)

                       PORTFOLIO OF INVESTMENTS  (cont'd)

                           April 30, 1998 (Unaudited)

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)       ASSETS(A)
-------------------------------------------------------------  --------   -----------   ------------   -------------
Finance (6.1%)
  Bank Slaski S.A. (b) ......................................   POL            26,059   $  2,234,287         2.4
    BANKS - MONEY CENTER
  Bank Rozwoju Eksportu S.A. (b) ............................   POL            77,600      2,229,228         2.3
    BANKS - MONEY CENTER
  Bank Handlowy W. Warszawie (b)(d) .........................   POL            70,000      1,299,352         1.4
    BANKS - MONEY CENTER
  Ergo Bank S.A. ............................................   GK                  1             94          --
    BANKS - MONEY CENTER
                                                                                        ------------
                                                                                           5,762,961
                                                                                        ------------
Investment Funds (5.3%)
  Baltic Republics Fund Ltd. (b)(c)(d) ......................   IRE             9,000      1,908,000         2.0
    COUNTRY FUND
  Romania Fund Ltd. (b)(d) ..................................   ROM            15,000      1,312,500         1.4
    COUNTRY FUND
  Ladenburg Thalmann Ukraine Fund Ltd. (b)(d) ...............   UKR            15,000      1,267,500         1.3
    COUNTRY FUND
  Romanian Growth Fund PLC (b)(d) ...........................   ROM            75,000        521,250         0.6
    COUNTRY FUND
                                                                                        ------------
                                                                                           5,009,250
                                                                                        ------------
Materials/Basic Industry (2.9%)
  Izhorskie Works (b)(d) ....................................   RUS            20,000        980,000         1.0
    METALS - STEEL
  Pannonplast Rt. ...........................................   HGRY           20,000        848,663         0.9
    MISC. MATERIALS & COMMODITIES
  Mezogazdasagi Gepgyarto Rt. (b)(c)(d) .....................   HGRY           25,000        651,906         0.7
    CHEMICALS
  Stomil Olsztyn S.A. (b)(d) ................................   POL            39,024        273,651         0.3
    PLASTICS & RUBBER
                                                                                        ------------
                                                                                           2,754,220
                                                                                        ------------
Consumer Non-Durables (2.4%)
  Russkie Samotsvety (b)(d) .................................   RUS            50,000      1,400,000         1.5
    OTHER CONSUMER GOODS
  Pick Szeged Rt. - Reg S GDR (b)(f) ........................   HGRY           38,500        481,250         0.5
    FOOD
  SUN Brewing Ltd. - GDR (b)(d) .............................   RUS            20,000        356,745         0.4
    BEVERAGE - ALCOHOL
                                                                                        ------------
                                                                                           2,237,995
                                                                                        ------------
Consumer Durables (1.9%)
  North American Business Industries (b)(d) .................   HGRY           50,000      1,186,469         1.3
    AUTO PARTS
  Nizhnekamskshina (b)(d) ...................................   RUS           100,000        593,000         0.6
    AUTO PARTS
                                                                                        ------------
                                                                                           1,779,469
                                                                                        ------------

    The accompanying notes are an integral part of the financial statements.

                                       F2

                            AIM EASTERN EUROPE FUND
                   (FORMERLY G.T. GLOBAL EASTERN EUROPE FUND)

                       PORTFOLIO OF INVESTMENTS  (cont'd)

                           April 30, 1998 (Unaudited)

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)       ASSETS(A)
-------------------------------------------------------------  --------   -----------   ------------   -------------
Capital Goods (1.4%)
  Uralmash Zavody (b)(d)(e) .................................   RUS           150,000   $  1,275,000         1.4
    MACHINERY & ENGINEERING
                                                                                        ------------
                                                                                           1,275,000
                                                                                        ------------       -----

TOTAL EQUITY INVESTMENTS (cost $88,058,354) .................                             86,173,156        92.1
                                                                                        ------------       -----

                                                                           PRINCIPAL       VALUE         % OF NET
FIXED INCOME INVESTMENTS                                       COUNTRY      AMOUNT        (NOTE 1)       ASSETS(A)
-------------------------------------------------------------  --------   -----------   ------------   -------------
Government & Government Agency Obligations (3.5%)
  Bank for Foreign Economic Affairs (Vnesheconombank)
   Interest Notes, 6.72% due 12/15/15 (b)(g) ................   RUS       $ 4,500,000      3,245,625         3.5
                                                                                        ------------       -----

TOTAL FIXED INCOME INVESTMENTS (cost $3,053,231) ............                              3,245,625         3.5
                                                                                        ------------       -----

                                                                                           VALUE         % OF NET
REPURCHASE AGREEMENT                                                                      (NOTE 1)       ASSETS(A)
-------------------------------------------------------------                           ------------   -------------
  Dated April 30, 1998, with State Street Bank & Trust
   Company, due May 1, 1998, for an effective yield of 5.44%
   collateralized by $5,600,000 U.S. Treasury Bills, 6.125%
   due 8/31/98 (market value of collateral is $5,670,000
   including accrued interest). (cost $5,555,000)  ..........                              5,555,000         5.9
                                                                                        ------------       -----

TOTAL INVESTMENTS (cost $96,666,585)  * .....................                             94,973,781       101.5
Other Assets and Liabilities ................................                             (1,439,414)       (1.5)
                                                                                        ------------       -----

NET ASSETS ..................................................                           $ 93,534,367       100.0
                                                                                        ------------       -----
                                                                                        ------------       -----

--------------

        (a)  Percentages indicated are based on net assets of $93,534,367.
        (b)  U.S. currency denominated.
        (c) At April 30, 1998, the Fund owned the following restricted securities constituting 3.4% of net assets which may not be publicly sold without registration under the Securities Act of 1933 (Note 1). Additional information on restricted securities is as follows:

                                          ACQUISITION                           VALUE
                                             DATES     SHARES     COST        PER SHARE
                                          -----------  ------  -----------   ------------
Baltic Republics Fund Ltd...............       9/2/94   9,000  $   900,000     $212.00
Mezogazdasagi Gepgyarto Rt..............      2/26/97  25,000      270,250       26.08
Russian Telecommunication Development
 Corp.:
  Non-voting............................     12/20/93  52,600      526,000        7.50
  Voting................................     12/20/93  38,400      384,000        7.50
Technoimpex.............................     11/22/90   1,400    2,989,406        0.00

        (d)  Non-income producing security.
        (e) Valued in good faith at fair value using procedures approved by the Board of Trustees (see Note 1 of Notes to Financial Statements).
        (f) Security issued under Regulation S. Rule 144A and additional restrictions may apply in the resale of such securities.
        (g) The coupon rate shown on floating rate note represents the rate at period end.
          * For Federal income tax purposes, cost is $98,162,085 and appreciation (depreciation) of securities is as follows:

                 Unrealized appreciation:         $  13,480,681
                 Unrealized depreciation:           (16,668,985)
                                                  -------------
                 Net unrealized depreciation:     $  (3,188,304)
                                                  -------------
                                                  -------------

    Abbreviations:
    ADR--American Depositary Receipt
    GDR--Global Depositary Receipt

    The accompanying notes are an integral part of the financial statements.

                                       F3

                            AIM EASTERN EUROPE FUND
                   (FORMERLY G.T. GLOBAL EASTERN EUROPE FUND)

                       PORTFOLIO OF INVESTMENTS  (cont'd)

                           April 30, 1998 (Unaudited)

--------------------------------------------------------------------------------

The Fund's Portfolio of Investments at April 30, 1998 was concentrated in the following countries:

                                                    PERCENTAGE OF NET ASSETS(A)
                                        ---------------------------------------------------
COUNTRY (COUNTRY CODE/CURRENCY CODE)    EQUITY   FIXED INCOME        OTHER         TOTAL
--------------------------------------  ------   -------------   -------------   ----------
Hungary (HGRY/HUF) ...................   32.0                                          32.0
Ireland (IRE/IEP) ....................    2.0                                           2.0
Poland (POL/PLN) .....................    8.7                                           8.7
Romania (ROM/ROL) ....................    2.0                                           2.0
Russia (RUS/RUR) .....................   46.1         3.5                              49.6
Ukraine (UKR/UKR) ....................    1.3                                           1.3
United States (US/USD) ...............    0.0                         4.4               4.4
                                        ------      -----           -----        ----------
Total  ...............................   92.1         3.5             4.4             100.0
                                        ------      -----           -----        ----------
                                        ------      -----           -----        ----------

--------------

(a)  Percentages indicated are based on Net Assets of $93,534,367.

    The accompanying notes are an integral part of the financial statements.

                                       F4

                            AIM EASTERN EUROPE FUND
                   (FORMERLY G.T. GLOBAL EASTERN EUROPE FUND)

                              STATEMENT OF ASSETS
                                 AND LIABILITIES
                           April 30, 1998 (Unaudited)

--------------------------------------------------------------------------------

Assets:
  Investments in securities, at value (cost $96,666,585) (Note 1).....  $94,973,781
  U.S. currency.............................................  $    372
  Foreign currencies (cost $172,341)........................   172,126      172,498
                                                              --------
  Receivable for securities sold......................................    3,741,233
  Interest receivable.................................................      125,137
  Dividends and foreign withholding taxes receivable..................       93,361
  Prepaid expenses....................................................       17,334
                                                                        -----------
    Total assets......................................................   99,123,344
                                                                        -----------
Liabilities:
  Payable for fund shares repurchased (Note 5)........................    4,922,879
  Payable for securities purchased....................................      365,000
  Payable for investment management fees (Note 2).....................       98,712
  Payable for printing and postage expenses...........................       74,068
  Payable for professional fees.......................................       60,841
  Payable for custodian fees..........................................       17,959
  Payable for administration fees (Note 2)............................       16,452
  Payable for Trustees' fees and expenses (Note 2)....................       11,610
  Other liabilities...................................................       21,456
                                                                        -----------
    Total liabilities.................................................    5,588,977
                                                                        -----------
Net assets............................................................  $93,534,367
                                                                        -----------
                                                                        -----------
Net asset value per share ($93,534,367  DIVIDED BY 6,516,426 capital
 shares outstanding)..................................................  $     14.35
                                                                        -----------
                                                                        -----------
Net assets consist of:
  Paid-in capital (Note 4)............................................  $88,315,905
  Accumulated net investment loss.....................................     (550,226)
  Accumulated net realized gain on investments and foreign currency
   transactions (Note 1)..............................................    7,460,354
  Net unrealized appreciation on translation of assets and liabilities
   in foreign currencies..............................................        1,138
  Net unrealized depreciation of investments..........................   (1,692,804)
                                                                        -----------
Total -- representing net assets applicable to capital shares outstanding..........................................................  $93,534,367
                                                                        -----------
                                                                        -----------

    The accompanying notes are an integral part of the financial statements.

                                       F5

                            AIM EASTERN EUROPE FUND
                   (FORMERLY G.T. GLOBAL EASTERN EUROPE FUND)

                            STATEMENT OF OPERATIONS

              For the six months ended April 30, 1998 (Unaudited)

--------------------------------------------------------------------------------

Investment income: (Note 1)
  Interest and other..........................................................................  $  272,885
  Dividends (net of foreign withholding tax of $7,478)........................................      24,805
                                                                                                ----------
    Total investment income...................................................................     297,690
                                                                                                ----------
Expenses:
  Investment management fees (Note 2).........................................................     619,126
  Administration fees (Note 2)................................................................      99,059
  Professional fees...........................................................................      33,699
  Printing and postage expenses...............................................................      30,852
  Custodian fees..............................................................................      28,163
  Trustees' fees and expenses (Note 2)........................................................      17,441
  Transfer agent fees.........................................................................      12,815
  Other expenses..............................................................................      31,526
                                                                                                ----------
    Total expenses before reimbursement.......................................................     872,681
                                                                                                ----------
      Expenses reimbursed by Chancellor LGT Asset Management, Inc. (Note 2)...................     (24,765)
                                                                                                ----------
    Total net expenses........................................................................     847,916
                                                                                                ----------
Net investment loss...........................................................................    (550,226)
                                                                                                ----------
Net realized and unrealized gain (loss) on investments and foreign currencies:
  (Note 1)
  Net realized gain on investments................................................  $9,141,810
  Net realized loss on foreign currency transactions..............................    (166,451)
                                                                                    ----------
    Net realized gain during the period.......................................................   8,975,359
  Net change in unrealized appreciation (depreciation) on translation ofassets and
   liabilities in foreign currencies..............................................       8,862
  Net change in unrealized appreciation (depreciation) of investments.............  (9,165,619)
                                                                                    ----------
    Net unrealized depreciation during the period.............................................  (9,156,757)
                                                                                                ----------
Net realized and unrealized loss on investments and foreign currencies........................    (181,398)
                                                                                                ----------
Net decrease in net assets resulting from operations..........................................  $ (731,624)
                                                                                                ----------
                                                                                                ----------

    The accompanying notes are an integral part of the financial statements.

                                       F6

                            AIM EASTERN EUROPE FUND
                   (FORMERLY G.T. GLOBAL EASTERN EUROPE FUND)

                      STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                    SIX MONTHS ENDED
                                                     APRIL 30, 1998       YEAR ENDED
                                                      (UNAUDITED)      OCTOBER 31, 1997
                                                    ----------------   ----------------
Increase (decrease) in net assets
Operations:
  Net investment loss.............................    $   (550,226)      $    (32,221)
  Net realized gain on investments and foreign
   currency transactions..........................       8,975,359         27,378,911
  Net change in unrealized appreciation
   (depreciation) on translation of assets and
   liabilities in foreign currencies..............           8,862             15,419
  Net change in unrealized appreciation
   (depreciation) of investments..................      (9,165,619)        (2,020,222)
                                                    ----------------   ----------------
    Net increase (decrease) in net assets
   resulting from operations......................        (731,624)        25,341,887
Distributions to shareholders: (Note 1)
  From net investment income......................              --           (486,813)
  From net realized gain on investments...........     (28,533,697)       (12,964,260)
                                                    ----------------   ----------------
    Total distributions...........................     (28,533,697)       (13,451,073)
Capital share transactions: (Note 4)
  Cost of shares repurchased pursuant to annual
   repurchase offer (Note 5)......................      (4,922,879)        (6,372,020)
                                                    ----------------   ----------------
    Total increase (decrease) in net assets.......     (34,188,200)         5,518,794
Net assets:
  Beginning of period.............................     127,722,567        122,203,773
                                                    ----------------   ----------------
  End of period...................................    $ 93,534,367*      $127,722,567**
                                                    ----------------   ----------------
                                                    ----------------   ----------------

--------------
   * Including accumulated net investment loss of $(550,226).
  ** Including undistributed net investment income of $0.

    The accompanying notes are an integral part of the financial statements.

                                       F7

                            AIM EASTERN EUROPE FUND
                   (FORMERLY G.T. GLOBAL EASTERN EUROPE FUND)

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements and market price data for the shares.

                                          SIX MONTHS
                                             ENDED
                                           APRIL 30,                     YEAR ENDED OCTOBER 31,
                                             1998       ---------------------------------------------------------
                                          (UNAUDITED)     1997        1996        1995        1994        1993
                                          -----------   ---------   ---------   ---------   ---------   ---------
Per Share Operating Performance:
Net asset value, beginning of period....   $ 18.62      $  16.92    $  14.75    $  15.37    $  14.07    $  10.37
                                          -----------   ---------   ---------   ---------   ---------   ---------
Income from investment operations:
  Net investment income (loss)..........     (0.08)         0.00        0.24        0.11        0.02        0.12
  Net realized and unrealized gain
   (loss) on investments................     (0.03)         3.57        2.11       (0.38)       1.52        3.58
                                          -----------   ---------   ---------   ---------   ---------   ---------
    Net increase (decrease) from
     investment operations..............     (0.11)         3.57        2.35       (0.27)       1.54        3.70
                                          -----------   ---------   ---------   ---------   ---------   ---------
Distributions to shareholders from:
  Net investment income.................      0.00         (0.07)      (0.12)      (0.02)      (0.12)       0.00
  Net realized gain on investments......     (4.16)        (1.80)      (0.06)      (0.33)      (0.12)       0.00
                                          -----------   ---------   ---------   ---------   ---------   ---------
    Total distributions.................     (4.16)        (1.87)      (0.18)      (0.35)      (0.24)       0.00
                                          -----------   ---------   ---------   ---------   ---------   ---------
Net asset value, end of period..........   $ 14.35      $  18.62    $  16.92    $  14.75    $  15.37    $  14.07
                                          -----------   ---------   ---------   ---------   ---------   ---------
                                          -----------   ---------   ---------   ---------   ---------   ---------
Market value, end of period.............   $ 11.94      $  16.38    $  13.75    $  12.75    $  13.00    $  14.25
                                          -----------   ---------   ---------   ---------   ---------   ---------
                                          -----------   ---------   ---------   ---------   ---------   ---------

Total investment return (based on market
 value).................................     (3.05)%(b)    35.81%       9.35%       0.73%      (7.25)%      52.0%
Ratios and supplemental data:
Net assets, end of period (in 000's)....   $93,534      $127,723    $122,204    $236,698    $246,610    $225,231
Ratio of net investment income (loss) to
 average net assets:
  With expense reimbursement by
   Chancellor LGT Asset Management, Inc.
   (Note 2).............................     (1.16)%(a)    (0.02)%      1.09%       0.80%       0.15%       1.04%
  Without expense reimbursement by
   Chancellor LGT Asset Management,
   Inc..................................     (1.21)%(a)      N/A         N/A         N/A         N/A         N/A
Ratio of expenses to average net assets:
  With expense reimbursement by
   Chancellor LGT Asset Management, Inc.
   (Note 2).............................      1.79%(a)      1.88%       1.87%       1.79%       1.87%       1.88%
  Without expense reimbursement by
   Chancellor LGT Asset Management,
   Inc..................................      1.84%(a)       N/A         N/A         N/A         N/A         N/A
Portfolio turnover rate.................        67%(a)        95%         69%         57%         65%         87%
Average commission rate paid on
 portfolio transactions (c).............   $0.1480      $ 0.1374    $ 0.0420         N/A         N/A         N/A

----------------

 (a) Annualized.
 (b) Not annualized.
 (c) For fiscal years beginning after September 1, 1995, the Fund is required to disclose its average commission rate paid per share for purchases and sales of investment securities.
N/A  Not Applicable.

    The accompanying notes are an integral part of the financial statements.

                                       F8

                            AIM EASTERN EUROPE FUND
                   (FORMERLY G.T. GLOBAL EASTERN EUROPE FUND)

                                    NOTES TO
                              FINANCIAL STATEMENTS
                           April 30, 1998 (Unaudited)

--------------------------------------------------------------------------------

The following Notes to Financial Statements are for the period ending April 30, 1998, and unless otherwise indicated reflect facts as of that date. Please see "Note 7 -- Subsequent Events" for a discussion of certain changes which took place after April 30, 1998.

1. SIGNIFICANT ACCOUNTING POLICIES (SEE ALSO NOTE 7)
G.T. Global Eastern Europe Fund ("Fund") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as a non-diversified, closed-end management investment company. Effective June 1, 1998, the Fund was renamed AIM Eastern Europe Fund.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies in conformity with generally accepted accounting principles consistently followed by the Fund in the preparation of the financial statements.

(A) PORTFOLIO VALUATION
Equity securities are valued at the last sale price on the exchange on which such securities are traded, or on the principal over-the-counter market on which such securities are traded, as of the close of business on the day the securities are being valued, or, lacking any sales, are valued at the mean between closing bid and asked prices. In cases where securities are traded on more than one exchange, or traded both on an exchange and over the counter, the securities are valued on the exchange or in the market determined by Chancellor LGT Asset Management, Inc. (the "Manager") to be the primary market.

Fixed income investments are valued at the mean of representative quoted bid and asked prices for such investments or, if such prices are not available, at prices for investments of comparative maturity, quality and type; however, when the Manager deems it appropriate, prices obtained for the day of valuation from a bond pricing service will be used. Short-term investments are valued at amortized cost, adjusted for foreign exchange translation and market fluctuation, if any.

Investments for which market quotations are not readily available (including restricted securities which are subject to limitations on their sale) are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Trustees.

Portfolio securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, and those values are then translated into U.S. dollars at the current exchange rates, except that when an occurrence subsequent to the time a value was so established is likely to have materially changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Fund's Board of Trustees.

(B) FOREIGN CURRENCY TRANSLATION
The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the Fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, forward foreign currency contracts, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at period end, resulting from changes in exchange rates.

(C) REPURCHASE AGREEMENTS
With respect to repurchase agreements entered into by the Fund, it is the Fund's policy to always receive, as collateral, U.S. government securities or other high quality debt securities of which the value, including accrued interest, is at least equal to the amount to be repaid to the Fund under each agreement at its maturity.

(D) FORWARD FOREIGN CURRENCY CONTRACTS
A forward foreign currency contract ("Forward Contract") is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the Forward Contract fluctuates with changes in currency exchange rates. The Forward Contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss.

When the Forward Contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. Forward Contracts involve market risk in excess of the amount shown in the Fund's "Statement of Assets and Liabilities." The Fund could be exposed to risk if a counterparty is unable to meet the terms of the contract or if the value of the currency changes unfavorably. The Fund may enter into Forward Contracts in connection with planned purchases or sales of securities, or to hedge against adverse fluctuations in exchange rates between currencies.

                                       F9

                            AIM EASTERN EUROPE FUND
                   (FORMERLY G.T. GLOBAL EASTERN EUROPE FUND)

(E) OPTION ACCOUNTING PRINCIPLES
When the Fund writes a call or put option, an amount equal to the premium received is included in the Fund's "Statement of Assets and Liabilities" as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. The current market value of an option listed on an exchange is valued at its last bid price, or, in the case of an over-the-counter option, is valued at the average of the last bid prices obtained from brokers, unless a quotation from only one broker is available, in which case only that broker's price will be used. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written call option is exercised, a gain or loss is realized from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the cost of the underlying security purchased would be decreased by the premium originally received. The Fund can write options only on a covered basis, which, for a call, requires that the Fund hold the underlying security and, for a put, requires the Fund to set aside cash, U.S. government securities, or other liquid securities, in an amount not less than the exercise price or otherwise provide adequate cover at all times while the put option is outstanding. The Fund may use options to manage its exposure to the stock market and to fluctuations in currency values or interest rates.

The premium paid by the Fund for the purchase of a call or put option is included in the Fund's "Statement of Assets and Liabilities" as an investment and subsequently "marked-to-market" to reflect the current market value of the option. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund realizes a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund realizes a gain or loss, depending on whether proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid.

The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that the Fund may forego the opportunity of profit if the market value of the underlying security or index increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market value of the underlying security or index decreases and the option is exercised. In addition, there is the risk the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(F) FUTURES CONTRACTS
A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Upon entering into such a contract the Fund is required to pledge to the broker an amount of cash or securities equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Fund is that the change in value of the underlying securities may not correlate to the change in value of the contracts. The Fund may use futures contracts to manage its exposure to the stock market and to fluctuations in currency values or interest rates.

(G) SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
Security transactions are accounted for on the trade date (date the order to buy or sell is executed). The cost of securities sold is determined on a first-in, first-out basis, unless otherwise specified. Dividend income is recorded on the ex-dividend date, or as soon as the Fund is informed of the dividend. Interest income is recorded on the accrual basis. Where a high level of uncertainty exists as to its collection, income is recorded net of all withholding tax with any rebate recorded when received. The Fund may trade securities on other than normal settlement terms. This may increase the risk if the counterparty fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

(H) TAXES
It is the policy of the Fund to meet the requirements for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended ("Code"). It is also the intention of the Fund to make distributions sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision has been made for Federal taxes on income and capital gains, or unrealized appreciation of securities held, and excise tax on income and capital gains.

(I) DISTRIBUTION TO SHAREHOLDERS
Distributions to shareholders are recorded by the Fund on the ex-date. Income and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund and timing differences.

(J) FOREIGN SECURITIES
There are certain additional considerations and risks associated with investing in foreign securities and currency transactions that are not inherent in investments of domestic origin. The Fund's investments in emerging market countries may involve greater risks than investments in more developed markets and the price of such investments may be volatile. These risks of investing in foreign and emerging markets may include foreign currency exchange rate fluctuations, perceived credit risk, adverse political and economic developments and possible adverse foreign government intervention.

(K) RESTRICTED SECURITIES
The Fund is permitted to invest in privately placed restricted securities. These securities may be resold in transactions exempt

                                      F10

                            AIM EASTERN EUROPE FUND
                   (FORMERLY G.T. GLOBAL EASTERN EUROPE FUND)

from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, restricted securities (excluding 144A issues) are shown at the end of the Portfolio of Investments.

(L) INDEXED SECURITIES
The Fund may invest in indexed securities whose value is linked either directly or indirectly to changes in foreign currencies, interest rates, equities, indices, or other reference instruments. Indexed securities may be more volatile than the reference instrument itself, but any loss is limited to the amount of the original investment.

(M) SECURITIES PURCHASED ON A WHEN-ISSUED OR FORWARD COMMITMENT BASIS
The Fund may trade securities on a when-issued or forward commitment basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, it may sell such securities before the settlement date. These securities, if any, are identified on the accompanying Portfolio of Investments. The Fund has set aside sufficient cash or liquid securities as collateral for these purchase commitments.

2. RELATED PARTIES (SEE ALSO NOTE 7)
For the period ended April 30, 1998, Chancellor LGT Asset Management, Inc. was the Fund's investment manager. The Fund pays the Manager management fees, which are calculated and paid monthly, at the annualized rate of 1.25% of the Fund's average weekly adjusted net assets (which, for this purpose, means the average weekly value of the total assets of the Fund, minus the sum of the accrued liabilities of the Fund, other than borrowings used for investment purposes).

Princeton Administrators, L.P. ("Princeton") acts as administrator of the Fund. The Fund pays administration fees to Princeton, calculated and paid monthly, at the annualized rate of 0.20% of the Fund's average weekly adjusted net assets. Prior to November 1, 1997, these fees had been calculated and paid at 0.25% of the Fund's average weekly adjusted net assets. Chancellor LGT Asset Management has voluntarily undertaken to reduce the fee to 0.15% of the Fund's average weekly adjusted net assets through an annual reimbursement, to the fund, of 0.05% of the Fund's average weekly adjusted net assets.

The Fund pays each of its Trustees who is not an employee, officer or director of the Manager or any of it's affiliated companies $5,000 per year plus $300 for each meeting of the board or any committee thereof attended by the Trustee.

3. PURCHASES AND SALES OF SECURITIES
For the six months ended April 30, 1998, purchases and sales of investment securities by the Fund, other than short-term investments, aggregated $30,914,190 and $62,577,498, respectively. There were no purchases or sales of U.S. government obligations by the Fund for the six months ended April 30, 1998.

4. CAPITAL SHARES
At April 30, 1998, there were an unlimited number of shares of beneficial interest authorized, at $0.01 par value per share. 16,045,345 shares were issued and 6,516,426 shares remained outstanding.

5. ANNUAL REPURCHASE OFFER
Pursuant to the Fund's policy of conducting annual repurchase offers, on March 27, 1998, the Fund offered to repurchase up to 5% of the issued and outstanding shares of beneficial interest in the Fund. The repurchase offer expired on April 17, 1998 and the shares were repurchased at the Net Asset Value ("NAV") at the close of regular trading on the New York Stock Exchange on May 1, 1998, less a repurchase fee equal to 1.458% of the NAV per share.

The Fund's transfer agent, Boston Equiserve, indicated that 2,314,502 shares were validly tendered and not withdrawn prior to the expiration of the Fund's repurchase offer. The shares accepted for tender (342,971 shares representing 5%) received cash at a repurchase offer price of $14.19, which was equal to the Fund's NAV of $14.40 as of May 1, 1998, less the repurchase fee. After the repurchase offer, the Fund has approximately 6.5 million shares outstanding; 342,971 shares were returned to the Fund's Treasury. For the six months ended April 30, 1998, the Fund recorded a liability of $4,922,879 related to this annual repurchase offer.

6. LINE OF CREDIT
The Fund, along with certain other funds ("GT Funds") advised and/or administered by the Manager, has a line of credit with each of BankBoston and State Street Bank & Trust Company. The arrangements with the banks allow the Fund and the GT Funds to borrow an aggregate maximum amount of $250,000,000. The Fund is limited to borrowing up to 33 1/3% of the value of each Fund's total assets. On April 30, 1998, the Fund had no loans outstanding.

For the six months ended April 30, 1998, the weighted average outstanding daily balance of bank loans (based on the number of days the loans were outstanding) for the Fund was $2,789,474, with a weighted average interest rate of 6.38%. Interest expense for the Fund for the six months ended April 30, 1998 was $9,384, and is included in "Other expenses" on the Statement of Operations.

7. SUBSEQUENT EVENTS
On May 29, 1998, Liechtenstein Global Trust ("LGT"), the former indirect parent organization of Chancellor LGT Asset Management, Inc. ("Chancellor LGT"), consummated a purchase agreement with AMVESCAP PLC pursuant to which AMVESCAP PLC acquired LGT's Asset Management Division, which included Chancellor LGT and certain other affiliates. As a result of this transaction, Chancellor LGT was renamed INVESCO (NY), Inc. and is now an indirect wholly-owned subsidiary of AMVESCAP PLC. In connection with this transaction, A I M Advisors, Inc. ("AIM"), an indirect wholly-owned subsidiary of AMVESCAP PLC, became the investment adviser of the Fund and INVESCO (NY), Inc. became the sub-adviser of the Fund. All of the changes became effective as of the close of business on May 29, 1998.

                                      F11

                            AIM EASTERN EUROPE FUND
                   (FORMERLY G.T. GLOBAL EASTERN EUROPE FUND)

                                     NOTES

--------------------------------------------------------------------------------

AIM EASTERN EUROPE FUND

AIM/GT FUNDS

AIM Distributors offers a broad range of funds to complement many investors' portfolios. For more information and a prospectus on any of the funds listed below, please contact your Financial Adviser or call 1-800-824-1580. The prospectus contains more complete information, including charges, expenses and risks. Investors should read the prospectus carefully before investing.

EQUITY FUNDS

AIM NEW DIMENSION FUND
(FORMERLY GT GLOBAL NEW DIMENSION FUND)
Captures global growth opportunities by investing directly in the six global theme funds

AIM WORLDWIDE GROWTH FUND
(FORMERLY GT GLOBAL WORLDWIDE GROWTH FUND)
Invests around the world, including the U.S.

AIM INTERNATIONAL GROWTH FUND
(FORMERLY GT GLOBAL INTERNATIONAL GROWTH FUND)
Offers portfolio diversity by investing outside the U.S.

AIM EMERGING MARKETS FUND
(FORMERLY GT GLOBAL EMERGING MARKETS FUND)
Provides access to the growth potential of developing economies

AIM DEVELOPING MARKETS FUND
(FORMERLY GT GLOBAL DEVELOPING MARKETS FUND)
Invests in debt and equity securities of developing market issuers

AIM NEW PACIFIC GROWTH FUND
(FORMERLY GT GLOBAL NEW PACIFIC GROWTH FUND)
Offers access to emerging and established markets of the Pacific Rim, excluding Japan

AIM JAPAN GROWTH FUND
(FORMERLY GT GLOBAL JAPAN GROWTH FUND)
Provides U.S. investors with access to the Japanese market

AIM EUROPE GROWTH FUND
(FORMERLY GT GLOBAL EUROPE GROWTH FUND)
Focuses on investment opportunities in Europe

AIM LATIN AMERICAN GROWTH FUND
(FORMERLY GT GLOBAL LATIN AMERICA GROWTH FUND)
Invests in the emerging markets of Latin America

AIM SMALL CAP EQUITY FUND
(FORMERLY GT GLOBAL AMERICA SMALL CAP GROWTH FUND)
Invests in equity securities of small U.S. companies

AIM MID CAP GROWTH FUND
(FORMERLY GT GLOBAL MID CAP GROWTH FUND)
Concentrates on medium-sized companies in the U.S.

AIM AMERICA VALUE FUND
(FORMERLY GT GLOBAL AMERICA VALUE FUND)
Looks for equity securities of large cap U.S. companies believed to be undervalued

GROWTH AND INCOME FUND

AIM GLOBAL GROWTH & INCOME FUND
(FORMERLY GT GLOBAL GROWTH & INCOME FUND)
Invests in blue-chip stocks and government securities from around the world

INCOME FUNDS

AIM GLOBAL GOVERNMENT INCOME FUND
(FORMERLY GT GLOBAL GOVERNMENT INCOME FUND)
Seeks to earn monthly income from global government securities

AIM STRATEGIC INCOME FUND
(FORMERLY GT GLOBAL STRATEGIC INCOME FUND)
Allocates its assets among debt securities from the U.S., developed foreign countries and emerging markets

AIM GLOBAL HIGH INCOME FUND
(FORMERLY GT GLOBAL HIGH INCOME FUND)
Invests in debt securities of emerging markets

AIM FLOATING RATE FUND
(FORMERLY GT GLOBAL FLOATING RATE FUND)
Invests primarily in senior secured floating rate loans with the potential to achieve a high level of current income

AIM DOLLAR FUND
(FORMERLY GT GLOBAL DOLLAR FUND)
Invests in high quality, U.S. dollar-denominated money market securities worldwide for stability and preservation of capital

THEME FUNDS

AIM GLOBAL CONSUMER PRODUCTS AND SERVICES FUND
(FORMERLY GT GLOBAL CONSUMER PRODUCTS AND SERVICES FUND)
Focuses on worldwide opportunities resulting from the demand for consumer products and services

AIM GLOBAL FINANCIAL SERVICES FUND
(FORMERLY GT GLOBAL FINANCIAL SERVICES FUND)
Focuses on the worldwide opportunities stemming from the demand for financial services and products

AIM GLOBAL HEALTH CARE FUND
(FORMERLY GT GLOBAL HEALTH CARE FUND)
Invests in growing health care industries worldwide

AIM GLOBAL INFRASTRUCTURE FUND
(FORMERLY GT GLOBAL INFRASTRUCTURE FUND)
Invests in companies that build, improve or maintain a country's infrastructure

AIM GLOBAL RESOURCES FUND
(FORMERLY GT GLOBAL NATURAL RESOURCES FUND)
Concentrates on companies that own, explore or develop natural resources

AIM GLOBAL TELECOMMUNICATIONS FUND
(FORMERLY GT GLOBAL TELECOMMUNICATIONS FUND)
Invests in companies worldwide that develop, manufacture or sell telecommunications services or equipment

      [LOGO]

  A I M Distributors, Inc.
  Fifty California Street
  27th Floor
  San Francisco, California
  94111-4624

                                 DATED MATERIAL
                                 PLEASE EXPEDITE

                                                         AIM Eastern Europe Fund
   EER-SAR-1